UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22943

Oppenheimer Emerging Markets Innovators Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/30/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS November 30, 2016 Unaudited

	Shares	Value
Common Stocks—95.9%
Consumer Discretionary—29.3%
Auto Components—4.1%
Bharat Forge Ltd.	70,423	$929,548
Cub Elecparts, Inc.	249,338	2,063,544
Hota Industrial Manufacturing Co. Ltd.	1,358,149	5,214,003
Minth Group Ltd.	296,000	968,580
		9,175,675

Automobiles—0.7%
Brilliance China Automotive Holdings Ltd.	1,118,000	1,563,257

Diversified Consumer Services—7.4%
China Maple Leaf Educational Systems Ltd.	2,644,000	1,673,464
Fu Shou Yuan International Group Ltd.[1]	3,971,000	2,519,844
New Oriental Education & Technology Group, Inc., Sponsored ADR[2]	112,050	5,621,549
TAL Education Group, ADR[2]	86,250	6,600,713
		16,415,570

Hotels, Restaurants & Leisure—7.2%
Alsea SAB de CV	1,002,847	2,943,816
China Lodging Group Ltd., Sponsored ADR	61,864	3,240,436
Genting Hong Kong Ltd.[2]	1,987,000	577,913
Genting Malaysia Bhd	1,205,000	1,258,489
Jollibee Foods Corp.	309,393	1,341,465
Mandarin Oriental International Ltd.	917,500	1,173,259
Minor International PCL	303,800	319,301
Syngene International Ltd.[3]	579,379	4,956,711
		15,811,390

Household Durables—0.5%
Symphony Ltd.	59,266	1,066,164

	Shares	Value
Internet & Direct Marketing Retail—1.3%
Vipshop Holdings Ltd., ADR[2]	249,660	$2,801,185

Media—1.4%
Global Mediacom Tbk PT	19,819,000	860,947
Smiles SA	153,400	2,170,338
		3,031,285

Specialty Retail—1.8%
Beauty Community PCL	3,807,900	1,173,977
JUMBO SA	160,437	2,288,011
Shanghai La Chapelle Fashion Co. Ltd., Cl. H3	450,800	484,407
		3,946,395

Textiles, Apparel & Luxury Goods—4.9%
Arvind Ltd.	747,888	3,972,154
Eclat Textile Co. Ltd.	155,988	1,613,156
Fila Korea Ltd.	20,479	1,172,819
HOSA International Ltd.	9,266,000	3,174,580
Page Industries Ltd.	4,566	890,741
		10,823,450

Consumer Staples—8.8%
Food & Staples Retailing—4.3%
Jeronimo Martins SGPS SA	229,957	3,633,864
President Chain Store Corp.	257,000	1,930,254
Raia Drogasil SA	119,300	2,274,850
Sumber Alfaria Trijaya Tbk PT	41,299,709	1,675,463
		9,514,431

Food Products—1.5%
Kaveri Seed Co. Ltd.[2]	274,016	1,662,514
Lenta Ltd., GDR[2]	97,950	757,728
Vietnam Dairy Products JSC	119,830	730,003
		3,150,245

Personal Products—3.0%
Amorepacific Corp.	9,181	2,574,764
Cosmax, Inc.	20,188	1,795,682
Karex Bhd	4,226,250	2,282,824
		6,653,270

1 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Financials—13.6%
Commercial Banks—8.2%
3SBio, Inc.[2,3]	1,967,500	$2,090,950
BGEO Group plc	104,654	3,871,762
Capitec Bank Holdings Ltd.	50,065	2,311,867
Commercial Bank of Ceylon plc	1,778,816	1,673,838
Commercial International Bank Egypt SAE	719,212	2,770,566
Credicorp Ltd.	5,470	857,094
Equity Group Holdings Ltd.	1,875,374	552,170
NUTRIBIOTECH Co. Ltd.[2]	42,263	1,987,158
OTP Bank plc	69,026	1,856,594
		17,971,999

Consumer Finance—2.5%
Gentera SAB de CV	1,317,481	2,072,651
Shriram Transport Finance Co. Ltd.	261,495	3,445,917
		5,518,568

Diversified Financial Services—1.8%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	353,200	1,734,644
Moscow Exchange (The)	1,247,655	2,283,060
		4,017,704

Insurance—0.8%
Anadolu Hayat Emeklilik AS	334,140	453,619
Sanlam Ltd.	138,039	605,743
Sul America SA	109,400	607,157
		1,666,519

Real Estate Management & Development—0.3%
Emaar Malls PJSC	1,083,552	768,660

Health Care—15.8%
Biotechnology—6.8%
Biocon Ltd.	549,110	7,386,414
Medy-Tox, Inc.	15,097	4,235,538
Seegene, Inc.[2]	96,923	2,671,713
Taiwan Liposome Co. Ltd.[2]	207,000	762,201
		15,055,866

	Shares	Value
Health Care Equipment & Supplies—0.7%
Vieworks Co. Ltd.	27,988	$1,392,733

Health Care Providers & Services—2.6%
Bumrungrad Hospital PCL	140,800	757,679
Odontoprev SA	477,200	1,650,845
Sinopharm Group Co. Ltd., Cl. H	714,800	3,331,062
		5,739,586

Life Sciences Tools & Services—0.1%
Samsung Biologics Co. Ltd.[2]	2,186	287,964

Pharmaceuticals—5.6%
Ajanta Pharma Ltd.	140,626	3,922,050
Aspen Pharmacare Holdings Ltd.	87,658	1,807,016
Caregen Co. Ltd.	19,795	1,240,866
Celltrion, Inc.[2]	37,122	3,248,695
Glenmark Pharmaceuticals Ltd.	166,857	2,142,433
		12,361,060

Industrials—8.2%
Air Freight & Couriers—0.8%
Kerry Logistics Network Ltd.	1,380,500	1,846,851

Commercial Services & Supplies—1.3%
KRUK SA	58,190	2,830,938

Electrical Equipment—0.5%
Voltronic Power Technology Corp.	91,700	1,200,223

Industrial Conglomerates—1.0%
John Keells Holdings plc	2,281,473	2,275,698

Machinery—0.7%
Grupo Rotoplas SAB de CV	1,104,154	1,467,662

Professional Services—1.1%
Sporton International, Inc.	469,799	2,453,763

Road & Rail—1.0%
Blue Bird Tbk PT	3,086,400	664,978
Localiza Rent a Car SA	150,100	1,538,258
		2,203,236

2 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

	Shares	Value
Trading Companies & Distributors—1.2%
Ace Hardware Indonesia Tbk PT	40,261,600	$2,573,948

Transportation Infrastructure—0.6%
International Container Terminal Services, Inc.	832,040	1,206,810

Information Technology—15.4%
Electronic Equipment, Instruments, & Components—6.1%
AAC Technologies Holdings, Inc.	501,500	4,530,062
KCE Electronics PCL	218,900	739,289
Largan Precision Co. Ltd.	43,000	4,941,465
Sunny Optical Technology Group Co. Ltd.	652,000	3,276,314
		13,487,130

IT Services—3.8%
Mindtree Ltd.	292,364	2,034,342
My EG Services Bhd	12,411,700	6,243,055
		8,277,397

Semiconductors & Semiconductor Equipment—1.5%
eMemory Technology, Inc.	341,000	3,366,552

Software—2.9%
Com2uSCorp[2]	9,104	656,812
Globant SA2	33,670	1,153,534
Logo Yazilim Sanayi Ve Ticaret AS2	129,604	1,900,668
NCSoft Corp.	11,270	2,620,792
		6,331,806

Technology Hardware, Storage & Peripherals—1.1%
Catcher Technology Co. Ltd.	352,000	2,535,700

Materials—4.8%
Chemicals—1.8%
Bloomage BioTechnology Corp. Ltd.	2,495,000	3,913,963

Construction Materials—2.4%
Cementos Argos SA	460,738	1,639,365
Indocement Tunggal Prakarsa Tbk PT	1,372,500	1,616,353

	Shares	Value
Construction Materials (Continued)
Lucky Cement Ltd.	185,333	$1,296,997
Shree Cement Ltd.	3,724	847,171
		5,399,886

Metals & Mining—0.6%
Alrosa PJSC	877,310	1,258,220
Total Common Stocks (Cost $197,713,765)		211,362,759

Preferred Stock—0.9%
Banco Davivienda SA, Preference (Cost $2,579,853)	217,100	2,023,673

	Units
Rights, Warrants and Certificates—0.0%
Cosmax, Inc. Rts., Strike Price 91100KRW, Exp. 12/22/16[2] (Cost $—)	1,885	32,007

	Shares
Investment Company—2.7%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.29%[4,5] (Cost $5,976,613)	5,976,613	5,976,613

Total Investments, at Value (Cost $206,270,231)	99.5%	219,395,052
Net Other Assets (Liabilities)	0.5	1,122,018
Net Assets	100.0%	$220,517,070

3 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

Strike price reported in U.S. Dollars, except for those denoted in the following currency:

KRW    South Korean Won

1. Restricted security. The aggregate value of restricted securities at period end was $2,519,844, which represents 1.14% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Fu Shou Yuan International Group Ltd.	9/25/15-3/14/16	$2,793,370	$2,519,844	$273,526

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $7,532,068 or 3.42% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2016	Gross Additions	Gross Reductions	Shares November 30, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	16,777,420	12,945,616	23,746,423	5,976,613

	Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	$5,976,613	$10,184

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
China	$45,790,366	20.9%
India	33,256,160	15.2
Taiwan	26,080,861	11.9
South Korea	23,917,541	10.9
Brazil	9,976,092	4.5
Malaysia	9,784,368	4.5
Indonesia	7,391,689	3.4
United States	7,130,147	3.2
Mexico	6,484,129	2.9
South Africa	4,724,626	2.1
Russia	4,299,009	2.0
Sri Lanka	3,949,536	1.8
Georgia	3,871,762	1.8
Colombia	3,663,038	1.7
Portugal	3,633,864	1.7
Hong Kong	3,598,023	1.6
Thailand	2,990,245	1.4

4 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Geographic Holdings (Continued)	Value	Percent
Poland	$2,830,938	1.3%
Egypt	2,770,566	1.3
Philippines	2,548,275	1.2
Turkey	2,354,287	1.1
Greece	2,288,011	1.0
Hungary	1,856,594	0.8
Pakistan	1,296,998	0.6
Peru	857,094	0.4
United Arab Emirates	768,660	0.3
Vietnam	730,003	0.3
Kenya	552,170	0.2
Total	$219,395,052	100.0%

5 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS November 30, 2016 Unaudited

1. Organization

Oppenheimer Emerging Markets Innovators Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official

6 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

3. Securities Valuation (Continued)

closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

7 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

8 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$18,263,883	$46,370,488	$—	$64,634,371
Consumer Staples	—	19,317,946	—	19,317,946
Financials	857,094	29,086,356	—	29,943,450
Health Care	—	34,837,209	—	34,837,209
Industrials	1,206,810	16,852,319	—	18,059,129
Information Technology	1,153,534	32,845,051	—	33,998,585
Materials	—	10,572,069	—	10,572,069
Preferred Stock	—	2,023,673	—	2,023,673
Rights, Warrants and Certificates	—	32,007	—	32,007
Investment Company	5,976,613	—	—	5,976,613

Total Assets	$27,457,934	$191,937,118	$—	$219,395,052

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

9 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

10 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

11 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes (Continued)

Federal tax cost of securities	$206,331,704
Federal tax cost of other investments	252,383

Total federal tax cost	$206,584,087

Gross unrealized appreciation	$39,629,194
Gross unrealized depreciation	(27,122,041)

Net unrealized appreciation	$12,507,153

12 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Innovators Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	1/13/2017